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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  SEPTEMBER 20, 2001



                              MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                  0-11822                    75-1943604
(State or Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)          File Number)              Identification No.)


8000 BENT BRANCH DRIVE
IRVING, TEXAS                                                    75063-6041
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 409-1300


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ITEM 5.  OTHER EVENTS.

    On September 20, 2001, Michaels Stores, Inc. announced that, in light of the impact on various market participants resulting from the recent events in New York and Washington, D.C., it has extended to 5:00 p.m., New York City time, on September 28, 2001, its offer to exchange up to $200 million aggregate principal amount of its 9 1/4% senior notes due 2009 (CUSIP Number 594087 AF 5) for up to $200 million aggregate principal amount of its existing 9 1/4% senior notes due 2009 (CUSIP Number 594087 AE 8). The existing notes were issued and sold in a transaction exempt from registration under Rule
144A of the Securities Act of 1933. The exchange offer was originally scheduled to expire at 5:00 p.m., New York City time, on September 20, 2001.

    Michaels Stores, Inc. also announced that the Exchange Agent has relocated its office. Consequently, letters of transmittal and existing notes to be exchanged should be delivered to:

                     THE BANK OF NEW YORK, EXCHANGE AGENT

BY REGISTERED OR CERTIFIED MAIL:   BY HAND OR OVERNIGHT DELIVERY:     FACSIMILE TRANSMISSION NUMBER:
   The Bank of New York               The Bank of New York            (for Eligible Institutions Only)
     One Campus Drive                   One Campus Drive                      (914) 773-5015
Pleasantville, New York 10507      Pleasantville, New York 10507
  Attention: Diane Amoroso           Attention: Diane Amoroso          CONFIRM RECEIPT OF FACSIMILE BY
   Reorganization Section             Reorganization Section                     TELEPHONE
                                                                              (914) 773-5735

    Questions concerning the delivery of appropriate documents and existing notes should be directed to Diane Amoroso ((914) 773-5735) at the Exchange Agent.

    The existing notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

    A copy of the press release with respect to the extension of the exchange offer is being filed as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits:

Exhibit
Number       Description
-------      -----------
 99.1        Press Release, dated September 20, 2001.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.


                                       By:  /s/ Bryan M. DeCordova
                                          --------------------------------------
                                          Name:  Bryan M. DeCordova
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Date:  September 20, 2001



















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                               INDEX TO EXHIBITS

Exhibit
Number      Description
-------     -----------
 99.1       Press Release, dated September 20, 2001.